FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
FINANCE INCOME AND FINANCE COSTS
Interest income	$ 6	$ 1	$ 8
Net foreign exchange gain(loss)	1	5	(2)
Finance income	7	6	6
Interest and bank charges	(58)	(28)	(20)
Operation lease interest expense	(3)	(15)	(19)
Total finance income and costs	$ (54)	$ (37)	$ (33)